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                                                                   EXHIBIT 10.11

                          REGISTRATION RIGHTS AGREEMENT


     This Registration Rights Agreement, dated as of this 12th day of December, 1988, is made and entered into by Toxi-Lab, Inc., a California corporation (the "Company"), Security Pacific National Bank, a national banking association ("SPNB"), First Interstate Capital, Inc., a California corporation ("FICI"), and Birch Street Partners, a California general partnership ("BSP").

     1.   Background.

     The Company has entered into various securities purchase agreements with the parties hereto (the "Purchase Agreements") pursuant to which the Company has issued and sold to such parties, and such parties have purchased, (i) an aggregate of 14,000 shares of Series B Convertible Preferred Stock, par value $.0l per share, of the Company (the "Convertible Preferred Stock"), at a price of $100 per share, which shares of Convertible Preferred Stock are convertible into an aggregate of 303,448 shares of the Company's common stock, par value $.0l per share (the "Common Stock"), and (ii) a warrant to purchase an aggregate of 165,517 shares of Common Stock at an exercise price of $1.00 per share (the "Warrant"), as follows: SPNB--the Warrant; FICI--13,860 shares of Convertible Preferred Stock; and BSP--140 shares of Convertible Preferred Stock. Such shares of Convertible Preferred Stock and the Warrant in the aggregate will comprise approximately 68% of the issued and outstanding shares of Common Stock of the Company on a fully diluted basis. This Agreement shall become effective upon the issuance of the Convertible Preferred Stock and the Warrant to be sold under all of the Purchase Agreements.

     2.   Definitions.

          As used in this Agreement, the following capitalized terms shall have the following respective meaning specified below unless the context clearly indicates to the contrary. All other capitalized terms used herein shall have the meanings assigned to those terms elsewhere in this Agreement.

          Exchange Act - The Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder or any similar federal statute then in effect, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such similar federal statute.

          Holder - Any party hereto (other than the Company) and any holder of Registrable Securities who agrees in writing to be bound by the provisions of this Agreement.

          Person - Any individual, partnership, joint venture, corporation, trust, association, unincorporated organization or government or any department or agency thereof.

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          Registrable Securities - Any Common Stock acquired upon conversion of the Convertible Preferred Stock or upon exercise of the Warrant issued or issuable pursuant to a Purchase Agreement, any Common Stock which may be issued or distributed in respect thereof by way of stock dividend or stock split or other distribution, recapitalization or reclassification, and the Warrant or any share of Convertible Preferred Stock issued or issuable pursuant to a Purchase Agreement; provided such Warrant and shares of Convertible Preferred Stock are sold to the underwriters pursuant to an agreement which requires such underwriters to exercise the Warrant or to convert the shares of Convertible Preferred Stock and to include the Common Stock acquired thereby in the registered public offering. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (iii) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any state securities or blue sky law then in force, or
     (iv) they shall have ceased to be outstanding.

          Registration Expenses - Any and all expenses incident to performance of or compliance with this Agreement, including, without limitation, (i) all SEC and stock exchange or National Association of Securities Dealers, Inc. registration and filing fees, (ii) all fees and expenses of complying with securities or blue sky laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses, (iv) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange pursuant to clause (viii) of Section 5, (v) the fees and disbursements of counsel for the Company and its independent public accountants, including the expenses of any "cold comfort" letters required by or incident to such performance and compliance and (vi) any fees and disbursements of underwriters customarily paid by the issuers or sellers of securities, including liability insurance if the Company so desires or if the underwriters so require, and the reasonable fees and expenses of any special experts (excluding counsel) retained in connection with the requested registration, but excluding underwriting discounts and commissions and transfer taxes, if any.

          Securities Act - The Securities Act of 1933, as amended, the rules and regulations thereunder or any similar federal statute then in effect, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such similar federal statute.

          SEC - The Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act.



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     3.   Incidental Registration.

          (a) Right to Include Registrable Securities. If the Company at any time after the date hereof proposes to register its Common Stock or securities convertible into, or exchangeable for, its Common Stock under the Securities Act (other than a registration on Form S-4 or S-8, or any successor or other forms promulgated for similar purposes), whether or not for sale for its own account, it will each such time give prompt written notice to all Holders of Registrable Securities of its intention to do so and of such Holders' rights under this
Section 3. Upon the written request of any such Holder made within 15 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holders thereof, to the extent requisite to permit the disposition of the Registrable Securities so to be registered; provided, that (i) if, at any time after giving written notice of its intention to register any securities pursuant to this Section 3(a) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to proceed with the proposed registration of the securities to be sold by it, the Company may, at its election, give written notice of such determination to each Holder of Registrable Securities and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), and (ii) if such registration involves an underwritten offering, all Holders of Registrable Securities requesting to be included in the Company's registration must sell their Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company, with such differences, including any with respect to indemnification and liability insurance, as may be customary or appropriate in combined primary and secondary offerings. If a registration requested pursuant to this Section 3(a) involves an underwritten public offering, any Holder of Registrable Securities requesting to be included in such registration may elect, in writing prior to the effective date of the registration statement filed in connection with such registration, not to register such securities in connection with such registration.

          (b) Expenses. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 3. All other expenses of any registration pursuant to this
Section 3 including, without limitation, all underwriting discounts and commissions and transfer taxes, shall be paid pro rata by the Company and all other Persons (including the Holders) participating in such registration on the basis of the relative number of shares of Common Stock of the Company and each such Person included in such registration.

          (c) Priority in Incidental Registrations. If a registration pursuant to this Section 3 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, so as to be likely to have an adverse effect on such offering as contemplated by the Company (including the price at which the Company proposes to sell such securities), then the Company will include in such registration



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(i) first, 100% of the securities the Company proposes to sell, (ii) second, to the extent of the number of Registrable Securities requested to be included in such registration which, in the opinion of such managing underwriter, can be sold without having the adverse effect referred to above, the number of Registrable Securities which the Holders have requested to be included in such registration, such amount to be allocated pro rata among all requesting Holders on the basis of the relative number of shares of Registrable Securities then held by each such Holder (provided that any shares thereby allocated to any such Holder that exceed such Holder's request will be reallocated among the remaining requesting Holders in like manner). For purposes of this provision, the term Holders shall include all members of management of the Company and the term Registrable securities shall include all shares of Common stock held by or subject to options granted to such persons, to the extent necessary to reflect all rights of registration to which such persons may be entitled with respect to such shares prior to a public offering after the date hereof of shares of Common Stock pursuant to an effective registration statement under the Securities Act.

     4.   Registration on Request.

          (a) Request by Holders. At any time or from time to time after the earlier of (i) 90 days after any of the Common Stock of the Company has been registered after the date hereof under the Securities Act (other than a registration on Form S-4 or S-8, or any successor or other forms promulgated for similar purposes) or (ii) December 12, 1993, upon the written request of any Holder or Holders of a majority of the shares of Registrable Securities requesting that the Company effect the registration under the Securities Act of all or part of such Holder's or Holders' Registrable Securities (constituting in the aggregate at least 200,000 shares or such lesser number of Registrable Securities then outstanding) or, in the case or the Company-Paid Demand (as hereinafter defined) upon the written request of any Holder or Holders of two-thirds of the shares of Registrable Securities (constituting in the aggregate at least 200,000 shares or such lesser number of Registrable Securities then outstanding) and specifying the intended method of disposition thereof, the Company will promptly give written notice of such requested registration (which request shall specify the intended method of disposition of such Registrable Securities) to all other Holders of Registrable Securities, and thereupon will, as expeditiously as possible, use its best efforts to effect the registration under the Securities Act of:

               (i) the Registrable Securities which the Company has been so requested to register by such Holder or Holders; and

               (ii) all other Registrable Securities which the Company has been requested to register by any other Holder thereof by written request given to the Company within 15 days after the giving of such written notice by the Company, all to the extent necessary to permit the disposition (in accordance with the intended method thereof as aforesaid) of the Registrable Securities so to be registered; provided, that the Company shall not be obligated to file a registration statement relating to any registration request under this Section 4(a), (A) (other than a registration statement on Form S-3 or any successor or similar short-form registration statement) within a period of nine months after the effective date of any



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other registration statement relating to any registration request under this
Section 4(a) which was not effected on Form S-3 (or any successor or similar short-form registration statement) or relating to any registration effected under Section 3 hereof or (B) if with respect thereto, the managing underwriter, the SEC, the Securities Act or the rules and regulations thereunder, or the form on which the registration statement is to be filed, would require the conduct of an audit other than the regular audit conducted by the Company at the end of it fiscal year, in which case the filing may be delayed until the completion of such regular audit (unless the Holders agree to pay the expenses of the Company in connection with such an audit other than the regular audit).

     (b) Registration Statement Form. If any registration requested pursuant to this Section 4 which is proposed by the Company to be effected by the filing of a registration statement on Form S-3 (or any successor or similar short-form registration statement) shall be in connection with an underwritten public offering, and if the managing underwriter shall advise the Company in writing that, in its opinion, the use of another form of registration statement is of material importance to the success of such proposed offering, then such registration shall be effected on such other form.

     (c) Expenses. The Company shall pay all Registration Expenses in connection with the first registration of Registrable Securities pursuant to this Section 4 (the "Company-Paid Demand"). All other expenses of the first registration pursuant to this section 4 including, without limitation, the underwriting discounts and commissions and transfer taxes, shall be paid pro rata by the Company and all other Persons (including the Holders) participating in such registration on the basis of the relative number of shares of Common Stock of the Company and each such Person included in such registration. All expenses (including Registration Expenses) for any subsequent registrations of Registrable Securities pursuant to this Section 4 shall be paid pro rata by the Company and all other Persons (including the Holders) participating in such registration on the basis of the relative number of shares of Common Stock of the Company and each such Person included in such registration.

     (d) Effective Registration Statement. A registration requested pursuant to this Section 4 will not be deemed to have been effective unless it has become effective; provided, that if, within 180 days after it has become effective, the offering of Registrable Securities pursuant to such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court, such registration will be deemed not to have been effected.

     (e) Selection of Underwriters. If a requested registration pursuant to this Section 4 involves an underwritten offering, the Company shall have the right to select the investment banker or bankers and managers to administer the offering; provided, however, that such investment banker or bankers and managers shall be satisfactory to Holders of a majority of the shares of Registrable Securities and which the Company has been requested to register.

     (f) Priority in Requested Registrations. If a requested registration pursuant to this Section 4 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of securities requested to be included in such



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registration (including securities of the Company which are not Registrable
Securities) exceeds the number which can be sold in such offering, the Company will include in such registration only the Registrable Securities requested to be included in such registration. In the event that the number of Registrable Securities requested to be included in such registration exceeds the number which, in the opinion of such managing underwriter, can be sold, the number of such Registrable Securities to be included in such registration shall be allocated pro rata among all requesting Holders on the basis of the relative number of shares of Registrable Securities then held by each such Holder (provided that any shares thereby allocated to any such Holder that exceed such Holder's request shall be reallocated among the remaining requesting Holders in like manner). In the event that the number of Registrable Securities requested to be included in such registration is less than the number which, in the opinion of the managing underwriter, can be sold without having an adverse effect on such offering, the Company may include in such registration the securities the Company proposes to sell up to the number of securities that, in the opinion of the underwriter, can be sold.

     (g) Additional Rights. If the Company at any time grants to any other holders of Common Stock any rights to request the Company to effect the registration under the Securities Act of any such shares of Common Stock on terms more favorable to such holders than the terms set forth in this Section 4, the terms of this Section 4 shall be deemed amended or supplemented to the extent necessary to provide the Holders such more favorable rights and benefits.

     5. Registration Procedures. If and whenever the Company is required to use its best efforts to effect or cause the registration of any Registrable securities under the Securities Act as provided in this Agreement, the Company will, as expeditiously as possible:

          (a) prepare and, in any event within 120 days after the end of the period within which a request for registration may be given to the Company, file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective; provided, however, that the company may discontinue any registration of its securities which is being effected pursuant to Section 3 hereof at any time prior to the effective date of the registration statement relating thereto;

          (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of at least 10 days, but not in excess of 180 days and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement; provided, that before filing a registration statement or prospectus, or any amendments or supplements thereto, the Company will furnish to one counsel selected by the Holders of a majority of the Registrable Securities covered by such registration statement to represent all Holders of Registrable Securities covered by such registration statement, copies of all documents proposed to be filed, which documents will be subject to the review of such counsel;



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          (c)  furnish to each seller of such Registrable Securities such number of copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each form of prospectus and summary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities by such seller;

          (d) use its best efforts to register or qualify such Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each seller shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this clause (d), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

          (e) use its best efforts to cause such registrable securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

          (f) notify each seller of any such Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act within the appropriate period mentioned in clause (b) of this Section 5, of the Company's becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of an amended or supplemented prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements herein not misleading in the light of the circumstances then existing;

          (g) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable (but not more than eighteen months) after the effective date of the registration statement, an earnings statement which shall satisfy the provisions of section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

          (h) use its best efforts to list such Registrable Securities on any securities exchange on which the Common Stock is then listed, if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of such exchange, and to



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Provide a transfer agent and registrar for such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

          (i) enter into such customary agreements (including an underwriting agreement in customary form) and take such other actions as sellers of a majority of shares of such Registrable securities or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

          (j) obtain a "cold comfort" letter or letters from the Company's independent public accountants in customary form covering matters of the type customarily covered by "cold comfort" letters as the seller or sellers of a majority of shares of such Registrable Securities shall reasonably request (provided that Registrable Securities constitute at least 25% of the securities covered by such registration statement); and

          (k) make available for inspection by any seller of such Registrable Securities covered by such registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

          The Company may require each seller of registrable Securities as to which any registration is being effected to furnish the Company with such information regarding such seller and pertinent to the disclosure requirements relating to the registration and the distribution of such securities as the Company may from time to time reasonably request in writing.

          Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in clause (f) of this Section 5, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by clause (f) of this Section 5, and, if so directed by the Company such Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in clause (b) of this Section 5 shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to clause (f) of this Section 5 and including the date when such seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by clause (f) of this
     Section 5.

6.   Indemnification.



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          (a)  Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act pursuant to Section 3 or 4 hereof, the Company will, and it hereby does, indemnify and hold harmless, to the extent permitted by law, the seller of any Registrable Securities covered by such registration statement, each affiliate of such seller and their respective directors and officers or general and limited partners, legal counsel and auditors (and the directors, officers, affiliates and controlling Persons thereof), each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act (collectively, the "Indemnified Parties"), against any and all losses, claims, damages or liabilities, joint or several, and expenses to which such seller, any such director or officer or general or limited partner or affiliate or any such underwriter or controlling Person may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof, whether or not such Indemnified Party is a party thereto) arise out of or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any form of, final or summary prospectus contained therein, or any amendment or supplement thereto, or (b) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and the Company will reimburse such Indemnified Party for any legal or any other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, that the Company shall not be liable to any Indemnified Party in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment or supplement thereto or in any such form of, final or summary prospectus in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation thereof; and provided, further, that the Company will not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any of the Person, if any, who controls such underwriter within the meaning of the Securities Act, under the indemnity agreement in this Section 6(a) with respect to any form of prospectus or the final prospectus or the final prospectus as amended or supplemented, as the case may be, to the extent that any such loss, claim, damage or liability of such underwriter or controlling Person results from the fact that such underwriter sold Registrable Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus (including any documents incorporated by reference therein) or of the final prospectus as then amended or supplemented (including any documents incorporated by reference herein), whichever is most recent, if the Company has previously furnished copies thereof to such underwriter. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any Indemnified Party and shall survive the transfer of such securities by such seller.

          (b) Indemnification by the Sellers. The Company may require, as a condition to including any Registrable Securities in any registration statement filed in accordance with



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Section 5 hereof, that the Company shall have received an undertaking reasonably satisfactory to it from the prospective seller of such Registrable Securities or any underwriter to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 6) the Company and all other prospective sellers with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any form of, final or summary prospectus contained therein, or any amendment or supplement, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller or underwriter specifically stating that it is for use in the preparation of such registration statement, form of, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the prospective sellers, or any of their respective affiliates, directors, officers or controlling Persons and shall survive the transfer of such securities by such seller.

          (c) Notices of claims, Etc. Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 6, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, that the failure of the indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding clauses of this
Section 6, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof, the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

          (d) 0ther Indemnification. Indemnification similar to that specified in the preceding clauses of this Section 6 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

          (e)  Non-Exclusivity. The obligations of the parties under this
Section 6 shall be in addition to any liability which any party may otherwise have to any other party.



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     7.   Miscellaneous.

          (a) Amendments and Waivers. This Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Holders of two-thirds of the Registrable Securities then outstanding. Each Holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 7(a), whether or not such Registrable Securities shall have been marked to indicate such consent.

          (b) Successors, Assigns and Transferees. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent Holder of any Registrable Securities, subject to the provisions contained herein.

          (c) Notices. All notices and other communications provided for hereunder shall be in writing and shall be sent by first class mail, telex, telecopier or hand delivery:

               (i)  if to the Company, to:

                    Toxi-Lab, Inc.
                    2 Goodyear
                    Irvine, California 92718
                    Attn: Secretary

                    With a copy to:

                    Latham & Watkins
                    650 Town Center Drive
                    Twentieth Floor
                    Costa Mesa, California 92626
                    Attn: Jeffrey T. Pero, Esq.

               (ii) if to SPNB, to:

                    Security Pacific National Bank
                    4000 MacArthur Blvd.
                    Newport Beach, California 92660
                    Attn: Christopher A. Peterson


                    With a copy to:

                   Cooley, Godward, Castro,
                   Huddleson & Tatum
                   Suite 1400
                   4675 MacArthur Court
                   Newport Beach, California 92660
                   Attn: Paul Jones, Esq.


             (iii) if to FICI or BSP, to:

                   First Interstate Venture Capital
                   Corporation
                   5000 Birch Street
                   Suite 10100
                   Newport Beach, California 92660
                   Attn: John M. Morris

All such notices and communications shall be deemed to have been given or made
(1) when delivered by hand, (2) five business days after being deposited in the mail, postage prepaid, (3) when telexed answer-back received or (4) when telecopied, receipt acknowledged.

          (d) Descriptive Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein.

          (e) Severability. In the event that any one or more of the provisions, paragraphs, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, paragraph, word, clause, phrase or sentence in every other respect and of the remaining provisions, paragraphs, words, clauses, phrases or sentences hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

          (f) Counterparts. This Agreement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

          (g) Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California applicable to contracts made and to be performed therein. The parties to this Agreement hereby agree to submit to the jurisdiction of the courts of the State of California in any action or proceeding arising out of or relating to this Agreement.

          (h) Voting by Holders of Registrable Securities. To the extent that any provision of this Agreement calls for a vote or accounting of the Holders of Registrable Securities to be taken, such vote or accounting shall assume that each such Holder has exercised or converted its Registrable securities into Common Stock.

                                 SIGNATURE PAGE


        IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be executed on its behalf as of the date first written above.

                                        TOXI-LAB, INC.


                                        By:
                                            ------------------------------------
                                        Its:
                                            ------------------------------------



                                        SECURITY PACIFIC NATIONAL BANK


                                        By:
                                            ------------------------------------
                                        Its:
                                            ------------------------------------



                                        FIRST INTERSTATE CAPITAL, INC.


                                        By:
                                            ------------------------------------
                                        Its:
                                            ------------------------------------



                                        BIRCH STREET PARTNERS


                                        By:
                                            ------------------------------------
                                        Its:
                                            ------------------------------------